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                                                                   Exhibit 10.12

                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                        2000 EXECUTIVE STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

      Fairchild Semiconductor International, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its Class A Common Stock, par value $.01 per share (the "Shares"), to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2000 Executive Stock Option Plan (the "Plan").

Date of Option Grant:                 September 15, 2000

Name of Optionee:                     John M. Watkins, Jr.

Number of Shares Covered by Option:   75,000

Exercise Price per Share:             $42.75

Vesting Schedule:

      Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests in full on April 5, 2005, or earlier as follows:
20% of the Option shall vest at the time the Share price reaches or exceeds $55.00 on each of any 20 trading days during any period of 30 consecutive trading days; an additional 20% of the Option shall vest at the time the Share price reaches or exceeds $64.00 on each of any 20 trading days during any period of 30 consecutive trading days; an additional 30% of the Option shall vest at the time the Share price reaches or exceeds $77.00 on each of any 20 trading days during any period of 30 consecutive trading days; and the remaining 30% of the Option shall vest at the time the Share price reaches or exceeds $90.00 on each of any 20 days during any period of 30 consecutive trading days.

      BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.

Optionee:  /s/ John M. Watkins, Jr.
           -----------------------------------------------------
                                 (Signature)

Company:   /s/ Joseph R. Martin
           -----------------------------------------------------
                                 (Signature)

           Title: Exec. V.P. & CFO
                  ----------------------------------------------

Attachment

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                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                        2000 EXECUTIVE STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

THE PLAN AND                            The text of the Plan is incorporated in
OTHER AGREEMENTS                        this Agreement by reference. Certain
                                        capitalized terms used in this Agreement are defined in the Plan.

                                        This Agreement and the Plan constitute
                                        the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

NONSTATUTORY STOCK OPTION               This Option is not intended to be an
                                        Incentive Stock Option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option may expire earlier if your Service terminates, as described below.

TERMINATION OF SERVICE                  If your Service with the Company
                                        terminates, you shall immediately
                                        forfeit all rights to the unvested
                                        portion of your Option, and your right
                                        (or the right of your estate, executor
                                        or representative) to exercise the
                                        vested portion of your Option after
                                        termination shall be governed by the
                                        terms of the Company's Employee Stock
                                        Option Plan as if the Option had been
                                        granted under that plan.

CHANGE IN CONTROL                       In the event that you are employed by
                                        the Company at the time of a Change in
                                        Control, as defined below, your Option
                                        shall fully vest upon the effective date of the Change in Control, unless the Change in Control is initiated by the Company and you remain employed by the successor corporation in a position of equal rank and responsibility to your position in the Company on the Date of Option Grant.

                                        "Change in Control" means the occurrence of any of the following events:

                                        (i) Any "person" (as such term is used
                                        in Sections 13(d) and 14(d) of the
                                        Exchange Act), other than (x) Sterling
                                        Holding Company, LLC and/or Citicorp
                                        Venture Capital Ltd. (either, for
                                        purposes of this definition, "CVC"), (y) any officer, employee or director of CVC or any trust, partnership or other entity established solely for the benefit


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                                        of such officers, employees or directors
                                        or (z) any officer, employee or director of the Company or any subsidiary of the Company or any trust, partnership or other entity established solely for the benefit of such officers, employees or directors (any of such persons identified in clauses (x), (y) and (z), a "Permitted Holder"), is or becomes the beneficial owner (as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 35% of the total voting power of the voting stock of the Company, provided, however, that the Permitted Holders beneficially own (as defined above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the voting stock of the Company than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of the Company;

                                        (ii) during any period of two
                                        consecutive years, individuals who at
                                        the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Company then in office; or

                                        (iii) the merger or consolidation of the Company with or into another corporation or entity or the merger of another corporation or entity with or into the Company, or the sale of all or substantially all the assets of the Company to another corporation or entity (in any of such cases, other than a corporation or entity that prior to such merger, consolidation or sale is controlled by Permitted Holders), if the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the voting stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation or entity or transferee that represent, immediately after such transaction, at least a majority of the aggregate voting power of the voting stock of the surviving corporation, entity or transferee.

LEAVES OF ABSENCE                       For purposes of this Option, your
                                        Service does not terminate when you go
                                        on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

                                        The Company determines which leaves
                                        count for this purpose, and


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                                        when your Service terminates for all
                                        purposes under the Plan.

NOTICE OF EXERCISE                      When you wish to exercise this Option,
                                        you must notify the Company by filing
                                        the proper "Notice of Exercise" form at
                                        the address given on the form. Your
                                        notice must specify how many Shares you
                                        wish to purchase. Your notice must also
                                        specify how your Shares should be
                                        registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                                        If someone else wants to exercise this
                                        Option after your death, that person
                                        must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                         When you submit your notice of exercise,
                                        you must include payment of the Option
                                        price for the Shares you are purchasing.

                                        Payment may be made in one (or a
                                        combination) of the following forms:

                                        -   Your personal check, a cashier's
                                            check or a money order.

                                        -   Shares which have already been owned
                                            by you for more than six months and
                                            which are surrendered to the
                                            Company. The value of the Shares,
                                            determined as of the effective date
                                            of the Option exercise, will be
                                            applied to the Option price.

                                        -   By delivery (on a form prescribed by
                                            the Company) of an irrevocable
                                            direction to a securities broker to
                                            sell Shares and to deliver all or
                                            part of the sale proceeds to the
                                            Company in payment of the aggregate
                                            exercise price.

WITHHOLDING TAXES                       You will not be allowed to exercise this
                                        Option unless you make acceptable
                                        arrangements to pay any withholding or
                                        other taxes that may be due as a result
                                        of the Option exercise or sale of Shares acquired under this Option.

RESTRICTIONS ON EXERCISE AND RESALE     By signing this Agreement, you agree not
                                        to exercise this Option or sell any
                                        Shares acquired under this Option at a
                                        time when applicable laws, regulations
                                        or Company trading policies prohibit
                                        exercise, sale or issuance of Shares.
                                        The Company will not permit you to
                                        exercise this Option if the issuance of
                                        Shares at that time would violate any
                                        law or regulation. The Company shall
                                        have the right to designate one or more
                                        periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws,


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                                        or facilitate the perfection of any
                                        exemption from the registration or
                                        qualification requirements of the
                                        Securities Act or any applicable state
                                        securities laws for the issuance or
                                        transfer of any securities. Such
                                        limitation on exercise shall not alter
                                        the vesting schedule set forth in this
                                        Agreement other than to limit the
                                        periods during which this Option shall
                                        be exercisable.

                                        If the sale of Shares under the Plan is
                                        not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

TRANSFER OF OPTION                      You shall not assign, alienate, pledge,
                                        attach, sell, transfer or encumber this
                                        Option. If you attempt to do any of
                                        these things, this Option will
                                        immediately become invalid. You may,
                                        however, dispose of this Option in your
                                        will or it may be transferred by the
                                        laws of descent and distribution.

                                        Notwithstanding the preceding paragraph, if the Company consents, you may transfer this Option, by gift, to a Family Member. For purposes of this section, "Family Member" is defined to include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing your household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or you) control the management of assets, and any other entity in which these persons (or you) own more than fifty percent of the voting interests. A Family Member transferee is hereafter referred to as a "Permitted Transferee." Before any such transfer of this Option is effectuated, however, the Company must be notified in advance in writing of the terms and conditions of the proposed transfer and the Company must determine that the proposed transfer complies with applicable law and the requirements of the Plan and this Option. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify hereunder shall be void and unenforceable against the Company.

                                        The terms of this Option (including the
                                        post-termination of Service exercise
                                        periods) shall apply to your
                                        beneficiaries, executors, administrators and Permitted Transferees (including the beneficiaries, executors and administrators of the Permitted Transferees), including the right to agree to any amendment of this Option, except that Permitted Transferees shall not transfer this Option other than by will or by the laws of descent and distribution. The Company is under no obligation to provide notice to a Permitted Transferee of your


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                                        termination of Service.

                                        This Option shall be exercised only by
                                        you (including, in the case of a
                                        transferred Option, by a Permitted
                                        Transferee), or, in the case of your
                                        death, by your executor or administrator
                                        (including, in the case of a transferred
                                        Option, by the executor or administrator of the Permitted Transferee). Before a Permitted Transferee will be allowed to exercise this option, you must make acceptable arrangements to pay any withholding or other taxes that may be due as a result of exercising this option.

                                        Regardless of any marital property
                                        settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your Option in any other way.

RETENTION RIGHTS                        Your Option or this Agreement does not
                                        give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserve the right to terminate your Service at any time.

STOCKHOLDER RIGHTS                      You, or your estate or heirs, have no
                                        rights as a stockholder of the Company
                                        until a certificate for your Option's
                                        Shares has been issued. No adjustments
                                        are made for dividends or other rights
                                        if the applicable record date occurs
                                        before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                             In the event of a stock split, a stock
                                        dividend or a similar change in the
                                        Company stock, the number of Shares
                                        covered by this Option and the exercise
                                        price per Share may be adjusted (and
                                        rounded down to the nearest whole
                                        number) pursuant to the Plan. Your
                                        Option shall be subject to the terms of
                                        the agreement of merger, liquidation or
                                        reorganization in the event the Company
                                        is subject to such corporate activity.

APPLICABLE LAW                          This Agreement will be interpreted and
                                        enforced under the laws of the State of
                                        Maine.

      BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.


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